Principal Funds, Inc.
Supplement dated September 21, 2020
to the Prospectus dated December 31, 2019
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARIES FOR THE FUNDS LISTED BELOW

Bond Market Index
International Equity Index
Spectrum Preferred and Capital Securities Income

CONVERSION NOTICE: On September 15, 2020, the Fund’s Board of Directors approved the conversion of Class R-2 shares into Class R-3 shares. Following the close of business on March 1, 2021, Class R-2 shares will automatically convert into Class R-3 shares of the same Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders. At such time, delete references to Class R-2 shares from this prospectus.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

In the One-Time Fee - Initial Sales Charge section, delete the first paragraph under Initial Sales Charge Reduction - For Purchases of Fund Shares from the Fund or Through Intermediaries Not Listed on Appendix C and replace with the following:

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by (i) you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons, plus (ii) the value of holdings by you or an immediate family member which includes your spouse, domestic partner, parent, legal guardian, child, sibling, stepchild, and father- or mother-in law of Class A, C, and R Units of the Scholar’s Edge 529 Plan, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.